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                                      Sales
                                    Agreement













                                                                           VOLVO


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



                        VOLVO CARS OF NORTH AMERICA, INC.


                                 SALES AGREEMENT

  This Agreement dated March 24, 1993, is made in triplicate by and between

                                Dyer & Dyer, Inc.
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                                (NAME OF ENTITY)

                          A South Carolina Corporation
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            (STATE WHETHER AN INDIVIDUAL PARTNERSHIP OR CORPORATION,
            IF THE LATTER, SHOW NAME OF STATE IN WHICH INCORPORATED)

doing  business as              Dyer & Dyer, Inc.
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                                  (TRADE NAME)

located at          5260 Peachtree Industrial Boulevard           Chamblee
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                                    (ADDRESS)                      (CITY)

  De Ka1b                            Georgia                        30341
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  (COUNTY)                           (STATE)                      (ZIP CODE)

(hereinafter called "Dealer"), and Volvo Cars of North America, Inc., a Delaware corporation with its principal place of business at Volvo Drive, Rockleigh, New Jersey 07647 (hereinafter called "Distributor").

                                    PREAMBLE

The purpose of this Agreement is to provide for the sale and servicing of Company Products at retail by Dealer in Dealer's Area of Responsibility in a manner that will best serve the interest of the retail customer and be of benefit to Dealer and Distributor.

Attainment of the purposes of this Agreement requires understanding, cooperation, mutual trust and confidence between the parties. Dealer has entered into this Agreement with confidence in Distributor's integrity and expressed intention to deal fairly with its dealers and the public. Distributor has entered into this Agreement with confidence in Dealer's integrity, ability, and expressed intention to deal fairly with Distributor, other authorized dealers and the public, and in reliance upon Dealer's undertaking to perform and carry out the duties, obligations and responsibilities of an authorized Dealer set forth in this Agreement.

The parties recognize that public confidence in Company Products is a valuable component in their objectives and endeavors, and that the development and maintenance of public confidence in Company Products requires them to continuously assure the public of courteous, fair treatment and efficient, dependable service. In order to promote and protect such public confidence, and to promote Company Products, Dealer and Distributor will conduct their businesses ethically and equitably.

PARAGRAPH I                   A.  Distributor   hereby  appoints  Dealer  as  an
                              authorized  dealer  in  Company  Products.  Dealer
                              hereby  accepts  such  appointment  and  agrees to
                              perform     the    duties,     obligations     and
                              responsibilities of a dealer as herein provided.

                              B. This Agreement supercedes all prior agreements between the parties relative to the sale and servicing of Company Products and will continue until terminated pursuant to Clause 25 hereof.

                              C. This Agreement contains the entire agreement between the parties hereto. Any amendment hereto must be in writing and signed by an Executive Officer of Distributor and a person identified in Paragraph II hereof on behalf of Dealer.

                              D. This Agreement is to be governed by, and construed according to, the laws of the State of New Jersey. If any provision of this Agreement is invalid or unenforceable or prohibited by the laws of the State or place where it is to be performed, such provision is severable from the balance of this Agreement.

                              E. Non-exclusively and in accordance with the terms of this Agreement, Distributor will sell Company Products to Dealer, and Dealer will purchase Company Products from Distributor.

                              F.  The  parties  hereto  shall  annually   review
                              Dealer's Area of Responsibility and determine fair and equitable performance standards for Dealer.

                              G. Dealer will use its best efforts to promote and develop sales and service of Company Products in its Area of Responsibility.

                              H. Distributor recognizes Dealer's special interests and obligations in its Area of Responsibility, as such Area may be designated from time to time in accordance with Clause 1 (E) hereof. Accordingly, if Dealer performs its obligations under Paragraph I (G) hereof, Distributor will not increase the number of authorized dealers for Company Products in Dealer's Area of Responsibility so as to substantially impair Dealer's business in Company Products as it has therefor been conducted except after thirty (30) days prior written notice to Dealer and a written survey showing need therefor, provided that nothing contained in this Agreement shall require or be construed to require Dealer's approval of Distributor's appointment of any authorized dealer.

                              I. Nothing contained in this Agreement limits any person as to the geographic area in which, or the persons to whom, it may sell Company Products.

PARAGRAPH II                  This   Agreement   has   been   entered   into  by
                              Distributor     in    reliance    upon    Dealer's
                              representations that:

                              A.  The  following   person(s)  is  the  principal
                              owner(s) of Dealer:

                              Name      Home Address   Percentage      Title
                                                      of Interest

                              Richard S. Dyer, Jr.        100%        President
                              --------------------------------------------------
                                         9570 Marsh Cove Court
                              --------------------------------------------------
                                         Dunwoody. Georgia 30350
                              --------------------------------------------------

                              --------------------------------------------------

                              B. The following person(s) also has an ownership interest in Dealer:

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              C. The following person(s) has full managerial authority for the operations of Dealer:

                              Name      Home Address                   Title

                              Same as Paragraph II A.
                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

                              D. Except pursuant to Clause 35, any change in the ownership or management of Dealer requires the prior written approval of an Executive Officer of Distributor, which shall not be unreasonably withheld.

PARAGRAPH III                 A.  Dealer  will  establish,   staff,   equip  and
                              maintain a salesroom for Vehicles,  facilities for
                              Service  Parts  sales,   service   facilities  and
                              facilities for used passenger  automobile sales in
                              Dealer's   Area  of   Responsibility.   Each  such
                              facility  will  comply  with  reasonable   written
                              lay-out,  appearance and size standards  developed
                              by the parties hereto  pursuant to Paragraph I (F)
                              hereof,  consistent  with promoting the reputation
                              of, and public  confidence in,  Company  Products,
                              and will be sufficient to enable Dealer to satisfy
                              Dealer's   sales  and   service   responsibilities
                              hereunder. Dealer will procure and maintain tools, machinery and equipment adequate to meet the normal requirements of owners of Company Products in Dealers' Area of Responsibility. Dealer will operate such facilities throughout the business hours customary in the trade in Dealer's Area of Responsibility.

                              B. This Agreement has been entered into by Distributor in reliance on Dealer's representations that selling and servicing of Company Products will be conducted from the following address(es):

                              (1) Sales: 5260 Peachtree Industrial Boulevard
                                        ----------------------------------------
                                          Chamblee, Georgia 30341
                              --------------------------------------------------

                              --------------------------------------------------

                              (2) Service: 5260 Peachtree Industrial Boulevard
                                        ----------------------------------------
                                           Chamblee, Georgia 30341
                              --------------------------------------------------

                              --------------------------------------------------

                              Dealer will not move such place or places of business, or establish any additional place or places of business for sales or servicing of Company Products, without the prior written approval of an Executive Officer of Distributor which shall not be unreasonably withheld.

PARAGRAPH IV                  In  order   to  more   particularly   define   the
                              obligations of the parties hereto, it is further agreed as follows:

CLAUSE I-                     A.  COMPANY  PRODUCTS  means  Vehicles and Service
DEFINITIONS                   Parts  that from time to time may be  offered  for
                              sale by Distributor to authorized dealers.

                              B. VEHICLES means passenger vehicles bearing the trademark "VOLVO"

                              C.   SERVICE   PARTS  means   service   parts  and
                              accessories supplied or approved by Distributor for Vehicles.

                              D. DATE OF DISPATCH means the time at which Distributor shall deliver products sold hereunder to a carrier for delivery to Dealer or its designee, in accordance with Dealer's instructions.

                              E. AREA OF RESPONSIBILITY means the geographic area designated as such in writing by Distributor from time to time.

                              F. DEALER PRICE means the price to Dealer for Company Products as established by Distributor.

                              G.  MANUFACTURER   means   Aktiebolaget  Volvo  of
                              Gothenburg, Sweden.

CLAUSE 2-                     A.  Distributor  has the right,  from time to time
POLICY                        during regular  business hours to inspect Dealer's
                              salesroom, facilities for service parts sales, service facilities and used passenger automobile outlet.

                              B. Dealer will maintain and employ in Dealer's business and operations under this Agreement such net working capital and net worth as enables Dealer to satisfy Dealer's responsibilities under this Agreement.

                              C. Distributor will provide, and Dealer will participate in, and will make available to its employees, training courses and personnel development programs.

                              D. Dealer will conform to such reasonable written rules and regulations consistent with this Agreement as may, from time to time, be promulgated by Distributor to Dealer.

                              E. Dealer will make reasonable efforts to handle satisfactorily any matters relating to the sale or servicing of Company Products in Dealer's Area of Responsibility. Dealer will report promptly to Distributor each complaint received by Dealer relating to any Company Product which Dealer cannot remedy, together with the name and address of the complainant.

                              F. Dealer warrants that Dealer will procure and maintain any license or other governmental authorization necessary to engage in the
                              businesses   contemplated  by  Paragraph  III  (A)
                              hereof.

CLAUSE 3-                     A.  Distributor  will keep Dealer  informed of the
WARRANTIES ON                 warranty  or  warranties   applicable  to  Company
COMPANY PRODUCTS              Products,  and will insure  that such  warranty or
                              warranties extend to each customer of Dealer upon the sale of a Company Product by Dealer to a customer. Dealer will include such warranty or warranties, in the form and content specified by Distributor, in each agreement for the sale of a Company Product by Dealer, and will furnish a copy of such warranty or warranties to the customer upon delivery of that Company Product.

                              B. Distributor and Dealer each will fulfill promptly their respective obligations under such warranty or warranties. Said obligations are set forth in detail, as are procedures for the administration and payment of warranty claims, in the Volvo Service Policy Manual and the Volvo Parts and Accessories Operations Guide (including any successor publications). Said Publications may be amended by Distributor from time to time, provided that no less than thirty (30) days prior written notice to Dealer will be given in the event of amendment to warranty obligations or procedures.

                              C. Manufacturer and Distributor give no other warranty, express or implied, including any implied warranty of merchantability or fitness, on any Company Product.

CLAUSE 4-                     Dealer will furnish to each retail  purchaser of a
WARRANTY  AND                 Vehicle  from  Dealer  such form of  Warranty  and
SERVICE RECORD                Maintenance  Record and/or Operating  Instructions
AND/OR OPERATING              Book,  if any, as may then be currently  furnished
INSTRUCTIONS BOOK             by Distributor.

CLAUSE 5-                     A. Dealer  expressly  recognizes its obligation to
"FREE SERVICE                 use  its  best  efforts  to  effectively   perform
COUPON" AND                   warranty and Free Service Coupon work on Vehicles,
WARRANTY WORK                 whether   delivered   by  Dealer  or  by   another
                              authorized Volvo dealer, in accordance with the provisions of the "Volvo Warranty and Maintenance
                              Record" booklet. Dealer further recognizes that a material and continuing default in its obligations under this Clause constitutes a breach of Dealer's obligations under Paragraph I (G) hereof.

                              B. Dealer authorizes Distributor to charge Dealer's account for such "Free Service Coupon" work on a Vehicle sold by Dealer as may be per-formed by another authorized dealer and to credit Dealer's account for such "Free Service Coupon" work on a Vehicle sold by another authorized dealer as may be performed by Dealer in such amount as may be provided therefor.

CLAUSE 6-                     Dealer expressly  recognizes its obligation to use
PRE-DELIVERY                  its  best  efforts  to  effectively   service  and
SCHEDULE                      condition  each new  Vehicle  before  delivery  in
                              accordance with normal pre-delivery service and conditioning schedules furnished from time to time by Distributor to Dealer, and to perform such other normal service and conditioning work as may be prescribed in any then-current Volvo Service
                              Policy Manual,  Notice, or Bulletin,  furnished by
                              Distributor. Upon request by Distributor, Dealer will furnish evidence of such performance of such pre-delivery services. Dealer further recognizes that a material and continuing default in its obligations under this Clause constitutes a breach of Dealer's obligations under Paragraph I (G) hereof.

CLAUSE 7-                     Dealer expressly  recognizes its obligation to use
REPAIR AND                    its best efforts to effectively  perform repair or
MAINTENANCE                   maintenance   required  on  Company   Products  in
SERVICE                       accordance     with     Distributor's      current
                              recommendations   and   specifications.   Dealer's
                              prices   for  such   services   shall   always  be
                              determined  by  Dealer  in  the  exercise  of  its
                              discretion.   Dealer  further  recognizes  that  a
                              material and continuing default in its obligations
                              under  this   Clause  constitutes  a   breach   of
                              Dealer's obligations under Paragraph I (G) hereof.

CLAUSE 8-                     A. Dealer at all times will keep in Dealer's place
SERVICE PARTS                 of business an  inventory  of Service  Parts of an
                              assortment and in quantities that are necessary to
                              meet  the  current  and   reasonably   anticipated
                              service requirements of Dealer's customers.

                              B. Dealer will not sell or offer for sale or use in the repair of any Company Product, as a genuine new Volvo Service Part, any part that is not in fact a genuine new Volvo Service Part.

CLAUSE 9-                     A.  Dealer will  conduct its  business in a manner
TRADE PRACTICES               that  will  reflect  favorably  at  all  times  on
AND ADVERTISING               Distributor,  Manufacturer,  Company  Products and
                              the good name and reputation of the foregoing.

                              B. Dealer will not engage in any deceptive, misleading, or unethical practice or advertising.

                              C. Dealer will forthwith discontinue any advertising upon written notice of objection thereto by Distributor, or upon notice of withdrawal of Distributor's approval thereof.

CLAUSE 10-                    Dealer  warrants  that  Dealer  will  not  exhibit
EXHIBITIONS                   Vehicles    without   the   written   consent   of
                              Distributor at any Motor Exhibition,  Agricultural
                              Show, or the like.

CLAUSE 11-                    A.  Dealer  will  keep  records  of  its  business
DEALER'S                      relating  to Company  Products.  From time to time
ACCOUNTING AND                during regular  business hours,  and on reasonable
REPORTS                       notice to dealer, Distributor may examine or cause
                              the  examination of Dealer's  accounts and records
                              relating  to the sale  and  servicing  of  Company
                              Products.   Dealer   may  be   present   at   such
                              examination.

                              B. Dealer will furnish to Distributor, within reasonable time limits specified by Distributor and on the forms prescribed by Distributor or the reasonable equivalent thereof, statements of the financial condition and operating results of Dealer's business in Company Products.

                              C. Dealer will furnish to Distributor, on such forms and at such times as Distributor may reasonably require, reports of Dealer's sales and stock of Company Products and used automobiles.

CLAUSE 12-                    If  Dealer  finds  that any new  Vehicle  has been
FACTORY  SUGGESTED            delivered  to Dealer with an incorrect  label,  or
PRICE LABELS                  without  a  completed   label,   affixed   thereto
                              pursuant  to the  Federal  Automobile  Information
                              Disclosure  Act,  15 U.S.C.  ss.1232,  Dealer will
                              notify Distributor of such finding. Thereafter, in
                              the event Distributor  gives written  instructions
                              to Dealer with respect to correcting or completing
                              the form or content of such label, Dealer warrants
                              that   it   will   comply   with   such    written
                              instructions.

CLAUSE 13-                    Dealer will maintain, during the existence of this
LINES OF CREDIT               Agreement,  a line of  credit  with a  responsible
                              financing institution at a level permitting Dealer to inventory Company Products commensurate with annually set objectives.

CLAUSE 14-                    A.  Dealer  warrants  that Dealer will comply with
TAXES                         all laws  dealing  with  collection  or payment by
                              Dealer of taxes applicable to resale transactions by Dealer, and will furnish evidence of compliance to Distributor upon written request.

                              B. As to any Company Products put to a taxable use by Dealer or in fact purchased by Dealer otherwise than for resale, Dealer warrants timely return and payment of all applicable taxes.

CLAUSE 15-                    Payment  for each  Company  Product  purchased  by
PAYMENTS BY DEALER            Dealer will be made in cash in advance  unless the
                              invoice or Dealer's then current and applicable wholesale payment plan provides otherwise, in which event the terms of the invoice or such plan will govern. Receipt of any commercial paper will not constitute payment until collected in full.
                              Dealer will pay all collection charges.

CLAUSE  16-                   Title to each Company Product  purchased by Dealer
TITLE                         under this  Agreement  will pass to Dealer,  or to
                              the  finance  institution  designated  by it, upon
                              delivery  to the  carrier or to Dealer,  whichever
                              first  occurs,   but  Distributor  will  retain  a
                              security interest in, and right to repossess, any such Company Product until paid therefor.

CLAUSE 17-                    At Distributor's  request,  Dealer will submit its
FIRM  ORDERS                  firm orders for new Vehicles to be shipped  during
                              an Allocation  Period,  and Dealer's estimated new
                              Vehicle requirements for the succeeding Allocation
                              Period. An Allocation Period shall not exceed eight (8) weeks in duration.

CLAUSE 18-                    A.  Distributor  will  use  its  best  efforts  to
DELIVERIES                    fill each  of  Dealer's  firm  orders for  Company
                              Products  in   accordance   with  delivery   dates
                              specified  by Dealer.

                              B. When allocation of available Company Products is necessary, Distributor will allocate available Company Products on a fair, equitable and nondiscriminatory basis.

                              C. Delivery of standard current model year Vehicles by Distributor pursuant to Dealer's firm orders may be made at any time during the Allocation Period for which Dealer has specified delivery, or during the next Allocation Period.

                              D. After the Allocation Period next following that Allocation Period for which Dealer has specified delivery, any unfilled firm order for standard current model year Vehicles shall continue as such until cancelled by Dealer before the Date of Dispatch.

                              E. Distributor's delivery and Dealer's right to cancel orders for non-standard Vehicles shall be subject to such terms and conditions as may be indicated by Distributor in accepting Dealer's orders for such Vehicles. Distributor may require a non-refundable deposit as a condition precedent to accepting any order for a non-standard vehicle.

                              F. If Dealer fails to accept or refuses any Company Product delivered by Distributor pursuant to this Clause 18, Dealer will pay Distributor all expenses incurred by Distributor in shipping such Company Product to Dealer and in (a) returning it to the point of shipment, or (b) directing it to another destination whichever is the less.

CLAUSE   19-                  Distributor  will not be liable in any respect for
DELAYS IN                     failures or delays in  deliveries  due in whole or
DELIVERIES                    in part to such matters as shortage or curtailment
                              of  material,  labor,  transportation  or  utility
                              services, or to any labor or production difficulty
                              in   Manufacturer's   plants   or   those  of  its
                              suppliers,  or to any cause  beyond  Distributor's
                              control   or   without   Distributor's   fault  or
                              negligence.

CLAUSE  20-                   Any claims  which  Dealer  submits to  Distributor
DEALER                        must  be   submitted   in  writing   within   such
CLAIMS                        reasonable time as may be specified by Distributor
                              for  the   submission   of  such  claims.   Claims
                              submitted after the expiration of the said time will not be considered or allowed.

CLAUSE  21-                   Dealer  will  maintain a stock of new  Vehicles of
STOCK  VEHICLES               the  latest  model in  accordance  with the annual
                              objectives   mutually  agreed  to  by  Dealer  and
                              Distributor.

CLAUSE 22-                    Dealer will keep  available at all times,  in good
DEMONSTRATORS                 running  order  and   presentable   condition  for
                              demonstration purposes, an adequate number of Vehicles equipped with accessories of the latest model but not at any time less than two such Vehicles.

CLAUSE   23-                  Distributor  reserves for itself and  Manufacturer
CHANGE IN MODELS              the right to discontinue  the  manufacture or sale
AND/OR  DESIGNS               of any  Company  Product  or to  make  changes  in
                              design, or to add improvements to Company Products at any time, all without notice to Dealer and without incurring any obligation to Dealer either with respect to any Company Product previously ordered or purchased by Dealer or otherwise.

CLAUSE 24-                    Distributor  may  change at any time and from time
CHANGE IN PRICES              to time, the Dealer Price and Distributor's charge
                              for  distribution  and  delivery  of  any  Company
                              Product,  provided that no less than ten (10) days
                              prior  written  notice shall be given to Dealer of
                              any change in the Dealer  Price of  Vehicles as to
                              which a Dealer Price has  theretofore  existed for
                              the  current   model  year.   Except  as  to  such
                              discounts   as  may  be   allowed  in  writing  by
                              Distributor, such price and such charge shall be the price and charge in effect, and delivery to Dealer shall be deemed to have been made and the order deemed to have been filled, on the Date of Dispatch.

CLAUSE 25-                    A. This  Agreement will continue in full force and
TERMINATION OF                effect,  and will  govern  all  relationships  and
AGREEMENT                     transactions  between  the parties  hereto,  until
                              terminated pursuant to the provisions of this Clause 25.

                              B. Dealer may terminate this Agreement at any time, without assigning any reason therefor, by giving sixty (60) days prior written notice of termination to Distributor.

                              C. Distributor may terminate this Agreement:

                                   1. Effective upon no less than thirty (30) days prior written notice to Dealer (subject to Paragraph (D) of this Clause 25), in the event that:

                                        a.  Dealer  shall  fail to  correct  any
                                        default    in    performance    of   its
                                        responsibilities  under  Paragraph I (G)
                                        or Clauses 2 (B), 2 (F),  8, 9 (B),  ll,
                                        15, 21, 22, or 34 (B) within  sixty (60)
                                        days  after   written   notice  of  such
                                        default is given to Dealer; or

                                        b.   Any   dispute,    disagreement   or
                                        controversy  between  or  among  persons
                                        identified   in  Paragraph  II  of  this
                                        Agreement  which  adversely  affects the
                                        ownership,  operation,   management,  or
                                        business of Dealer arises and is not resolved within sixty (60) days after notice thereof is given to Dealer; or

                                        c.  Dealer  or a  person  identified  in
                                        Paragraph   II  of  this   Agreement  is
                                        finally   convicted   in  a   court   of
                                        competent  jurisdiction of a crime which
                                        adversely   affects  the   operation  or
                                        business of Dealer or the good name or reputation of Distributor or Company Products; or

                                        d.  Dealer (if Dealer is an  individual)
                                        or any person identified in Paragraph II
                                        (A) of this Agreement shall suffer death or total physical or mental incapacity; or

                                        e. Dealer misrepresents the ownership or
                                        management    of   Dealer    either   in
                                        connection with the application for this Agreement or thereafter; or

                                        f.   Dealer   shall  file  a   voluntary
                                        petition  in  bankruptcy,  or  shall  be
                                        adjudicated as a bankrupt pursuant to an
                                        involuntary  petition,  or shall  suffer
                                        appointment  of a temporary or permanent
                                        receiver,  trustee,   or  custodian  for
                                        Dealer or  Dealer's  business  who shall
                                        not be  discharged  within  thirty  (30)
                                        days, or shall make an assignment for the benefit of creditors; or

                                        g.  An  unapproved  change  is  made  by
                                        Dealer in the ownership or management of
                                        Dealer specified by Paragraph II hereof,
                                        or in the locations of Dealer businesses
                                        for  Company   Products   specified   by
                                        Paragraph III (B) hereof.

                                   2. After January 1, 1978, effective on no less than one hundred twenty (120) days prior written notice to Dealer in connection with the simultaneous termination of all outstanding Sales Agreements for Company

                                 Products as to which Distributor is a party, in connection with Distributor's simultaneous offering to all then-current authorized dealers in Company Products (including Dealer) a new or amended standard form of Sales Agreement.

                              D. Any claim by Dealer that good cause for termination of this Agreement by Distributor does not exist pursuant to Clause 25 (C) (1) hereof may be settled by arbitration upon the request of Dealer. Such request, if made, shall be made in writing by Dealer to the American Arbitration Association, and written notice of such request shall be given by Dealer to Distributor, within thirty (30) days after Distributor's notice of termination under Clause 25 (C) (1) hereof. Such request shall suspend the effective date of termination pending the outcome of the arbitration.

                                   1.   Dealer   may   formally    initiate   an
                                   arbitration under this Clause 25 (D) by filing a written request therefor, together with the appropriate filing fee, at any office of the American Arbitration Association, which shall then become the locale and site of the arbitration proceeding.

                                   2. The arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association and in consonance with the United States Arbitration Act (8 U.S.C. ss.1 et seq.).

                                   3. The arbitration shall be heard by a single impartial arbitrator mutually agreeable to the parties hereto, and selected from a panel of American Arbitration Association Arbitrators.

                                   4. If the arbitrator finds that Distributor has shown that termination of this Agreement would accord with the provisions hereof and the standards set forth in the Automobile Dealers Franchise act, 15 U.S.C. ss.1221-1225 (the "Act"), the termination shall become effective on the date of such finding, Dealer shall pay the fees and expenses of the arbitration, and said termination is expressly recognized by Dealer as having been made by Distributor without breach by Distributor of the Act. Absent such finding by the Arbitrator, Distributor's notice of termination shall be wholly void, and Distributor shall pay the fees and expenses of the Arbitration.

CLAUSE 26-                    A.   Termination  of  this  Agreement   shall  end
PROCEDURE ON                  Dealer's status as an authorized Volvo Dealer, but
TERMINATION                   shall not affect any  liability of either party to
                              the   other   accruing   prior   to  the  date  of
                              termination, or arising out of this Agreement.

                              B. Upon termination Dealer agrees to immediately discontinue the use of any trademarks or trade names made up in whole or in part of any trademark or trade name belonging to Distributor or Manufacturer; to remove all signs containing any such trademarks or trade names; and to render unfit for the use originally intended (or to certify to Distributor that Dealer will not use for the purpose originally intended) any stationery, printed matter, or advertising containing any such trademarks or trade names. After termination Dealer will not represent, and will not continue any practices which might make it appear, that it is still an authorized Volvo Dealer and will permanently discontinue any use of the word Volvo in Dealer's corporate title, firm name or trade name and will take such steps as may be necessary or appropriate in the opinion of Distributor to change such corporate title, firm name or trade name to eliminate the word Volvo therefrom, all without cost or expense to Distributor.

                              C. On termination under Clause 25 (C) (1) all unfilled orders for Company Products will be cancelled, subject to Clause 18 (E). On termination under

                              Clause 25 (B) Distributor will have the option to complete or cancel all unfilled orders for Company Products then pending and will have a similar right to complete or cancel any firm orders given after notice and before termination. Termination under Clause 25 (C) (2) shall not affect unfilled orders for Company Products then pending.

                              D. After termination acceptance of orders from Dealer by Distributor, or the continuance of the sale by Dealer of Company Products, or the referring of inquiries to Dealer by Distributor or any business relations either party has with the other will not be construed as a renewal of this Agreement nor a waiver of the termination. If Distributor accepts any orders from Dealer after termination all such transactions will be governed, unless the contrary intention appears, by the terms of this Agreement applicable to such transactions.

CLAUSE 27-                    A. Within  thirty (30) days after  termination  of
REPURCHASES BY                this Agreement under Clause 25 (B) Distributor may
DISTRIBUTOR                   give  Dealer  written   notice  of   Distributor's
                              exercise of an option granted hereby to repurchase all of the following:

                                   1. All new, unused, undamaged, standard, current model year Vehicles which Dealer may own or have an interest in on the date of notice to Dealer of Distributor's exercise of the aforementioned option, at the price paid by Dealer to Distributor for such Vehicles
                                   (a) less any price reduction allowance credited or paid to Dealer (net after discounts, allowances or adjustments), (b) plus transportation charges paid by Dealer;

                                   2. All new, unused, standard, current model year Vehicles which Dealer may own or has an interest in on the date of notice to Dealer of Distributor's exercise of the aforementioned option, which were received by Dealer from Distributor, in a damaged condition and were not repaired by Dealer to standard condition, at the price specified in subparagraph (1) of this Paragraph (A), but provided that Dealer shall subrogate all claims for the repair of such Vehicles to the benefit of Distributor;

                                   3. All new, undamaged Service Parts offered for sale by Distributor to its dealers on the date of termination which Dealer may own or have an interest in on the date of notice to Dealer of Distributor's exercise of the aforementioned option, at the Dealer Price for such Service Parts on the date of termination less a handling charge of ten percent (10 % ) and any charges actually paid by Distributor for the transportation of such Service Parts from Dealer's place of business to Distributor's place of business; and

                                   4.  All  tools,   signs  and  other   special
                                   equipment which are, because of design, applicable only to Company Products, which Dealer may own or have an interest in on the date of notice to Dealer of Distributor's exercise of the aforementioned option, and which are in useable and good condition (except for reasonable wear and tear), at the price paid by Dealer therefor less an amount equal to the accrued straight line depreciation on such equipment during Dealer's (assumed) ownership thereof, if such equipment had a useful life of five (5) years, and less any charges actually paid by Distributor for the transportation of such equipment from Dealer's place of business to Distributor's place of business. Dealer will furnish to Distributor satisfactory evidence of the date on which Dealer acquired an interest in such equipment, and of the price paid by Dealer therefor.

                                   5. Vehicles, Service Parts, and equipment specified in the four preceding subparagraphs of this Paragraph (A) are referred to collectively in this Clause 27 as "Repurchase Products."

                              B. Within thirty (30) days after termination of this Agreement under Clauses 25 (C) (1) or 25 (C)
                              (2) (provided in the latter instance that Dealer shall not then be a party to a Sales Agreement with Distributor) Distributor shall repurchase from Dealer, and Dealer shall sell to Distributor, all Repurchase Products which Dealer may own or have an interest in on the effective date of termination, at the prices specified for the particular Repurchase Product by subparagraph (1),
                              (2), (3), or (4) (as the case may be) of Paragraph
                              (A) of this Clause 27.

                              C.  In  the  event  that  Distributor   elects  to
                              repurchase Repurchase Products pursuant to Paragraph (A) of this Clause 27, or in the event that Distributor becomes obligated to repurchase Repurchase Products pursuant to Paragraph (B) of this Clause 27, then:

                                   1.  Dealer   shall   promptly   deliver  such
                                   Repurchase Products to Distributor, and

                                   2. Dealer shall comply with any and all applicable laws and requirements which may be necessary or proper to transfer good title to Repurchase Products to Distributor, free and clear of any charge, lien, or encumbrance, and

                                   3. Distributor shall pay Dealer for Repurchase Products acquired by it pursuant to this Clause 27 promptly following Dealer's fulfillment of its obligations under this Clause and Clause 26 (B).

CLAUSE 28-                    Any notice given  hereunder  shall be deemed given
SERVICE OF NOTICE             on the seventh day after it has been sent by first
                              class  certified mail,  return receipt  requested,
                              properly  enclosed in a wrapper  addressed  to the
                              party  for  whom it is  intended  at such  party's
                              address hereinabove set forth. Notices may also be
                              given  by  personal   delivery  by  Dealer  to  an
                              Executive   Officer   of   Distributor,    or   by
                              Distributor  to  any  principal   owner  named  in
                              Paragraph II (A) hereof. Each party will promptly give written notice to the other of any change of address.

CLAUSE 29-                    Failure  by  either  party at any time to  require
WAIVER                        performance  by the  other  party  or to  claim  a
                              breach of any provision of this Agreement will not be construed as a waiver of any subsequent breach nor affect the effectiveness of this Agreement, nor any part thereof, nor prejudice either party as regards any subsequent action..

CLAUSE  30-                   This  Agreement  does  not in any way  create  the
DEALER NOT AGENT              relationship   of  principal   and  agent  between
OF  DISTRIBUTOR               Distributor  and Dealer.  Dealer  warrants that it
                              will not act or attempt to act, or represent itself, directly or by implication, as agent of Distributor or in any manner create or attempt to create any obligation on behalf of or in the name of Distributor.

CLAUSE  31-                   Dealer has no  authority to establish an associate
SUBDEALERS                    dealer or subdealer for Company Products.

CLAUSE 32-                    Dealer has no authority to assign the whole or any
ASSIGNMENT                    part of this  Agreement,  or any right or interest
                              hereunder, without the prior written consent of an Executive Officer of Distributor, which shall not be unreasonably withheld.

CLAUSE 33-                    Distributor  recognizes  Dealer's right to sell or
DISPOSITION OF                otherwise  dispose of all or substantially  all of
BUSINESS BY DEALER            Dealer's assets related to Dealer's obligations or
                              performance  under this Agreement,  including Good
                              Will, at any time and on such terms and conditions
                              as Dealer may decide to accept in the  exercise of
                              its  sole   discretion.   Distributor   shall  not
                              unreasonably refuse to enter into a new agreement with the person contracting to so acquire or so acquiring such assets from Dealer, the provisions of which will be substantially the same as the provisions of this Agreement.

CLAUSE 34-                    In connection with this Agreement, Distributor has
TRADEMARKS  AND               been  authorized by  Manufacturer to permit Dealer
TRADE NAMES                   to use the name "Volvo" under the following  terms
                              and conditions, to each of which Dealer agrees:

                              A. During the existence of this Agreement, Dealer may, nonexclusively; use the name "Volvo" in the trade name used in connection with the conduct of Dealer's business under this Agreement. Dealer will not claim or make any attempt to register any corporate or other name or trademark which includes the name "Volvo" in any place or office, but Dealer may, in connection with Dealer's operations under this Agreement register a trade name containing the name "Volvo" where registration of fictitious names under which businesses are conducted is required by law.

                              B. Dealer acknowledges that the name "Volvo" is a valid and existing trademark presently owned by Manufacturer and is registered by Manufacturer in the United States Patent Office, that Manufacturer presently has the sole right to use such trademark (except to the extent that it has previously expressly authorized others to do so) and to authorize others to use such trademark, and that valuable good will has accrued to and is attached to such trademark.

                              C. Dealer will take any action which Distributor shall deem necessary or desirable to permit Distributor or Manufacturer to use, or to license, or to permit others to use, the name "Volvo" in Dealer's Area of Responsibility, including without limitation the use of "Volvo" in the name of any other company.

                              D. Dealer will not alter any Company Product furnished hereunder or change or substitute any of its equipment nor do anything that will in any way infringe, impeach or lessen the validity of the trademarks associated with any Company Product.

                              E. The permission herein granted shall terminate automatically if, at any time:

                                   1. Dealer ceases to act as a dealer in Company Products; or

                                   2. Dealer sells motor vehicles or parts or accessories therefor, other than Company Products, under any name containing the name "Volvo"; or

                                   3. Dealer files a voluntary petition in bankruptcy, or is adjudicated as a bankrupt pursuant to an involuntary petition, or suffers appointment of a temporary or permanent receiver, trustee or custodian for Dealer or Dealer's business who is not discharged within thirty (30) days, or makes an assignment for the benefit of creditors; or

                                   4. Dealer assigns or attempts to assign any interest in this Agreement, or

                                   5.  This  Sales   Agreement   expires  or  is
                                   terminated.

                              F. Distributor or Manufacturer, upon thirty (30) days prior written notice to Dealer, may terminate the permissions given by this Clause 34 at any time.

                              G. Upon termination of the permissions given by this Clause 34, Dealer will immediately discontinue the use of the name "Volvo" in
                              Dealer's trade name, and will also immediately discontinue the use of any signs, structures, and forms of advertising based upon Dealer's trade name which include the name "Volvo" As soon as possible after such termination, Dealer will take all necessary and appropriate action to effect a change in Dealer's trade name so that it will no longer contain the name "Volvo" or any combination or variation thereof, or any other name deceptively similar thereto.

                              H. Dealer's interest in this trademark license is personal and non-assignable.

                              I.  Distributor's  rights hereunder shall inure to
                              the  benefit  of,  and  are   assignable  to,  any
                              successor to its business.

                              J. All rights exercisable by Manufacturer as the owner of the trademark "Volvo" shall, in the event of any assignment of such trademark, be fully exercisable by and inure to the benefit of the assignee.

CLAUSE  35-                   Upon termination of this Agreement  because of the
DEALER'S SUCCESSOR            death or incapacity  of any principal  owner named
ON DEATH OR                   in Paragraph II (A) hereof:
INCAPACITY
                              A. Distributor will offer a one-year Interim Sales
                              Agreement for Company Products:

                                   1. to any person previously nominated by notice in writing to Distributor, by such owner as his successor, together with any remaining persons named in Paragraph II (A) or II (B) provided that:

                                        a. the nominee has been participating in the management of the dealership for a reasonable period of time and is named in Paragraph II when notice of such termination is given, and

                                        b. if more  than  one  person  has  been
                                        nominated, Distributor in its discretion
                                        will   determine  to  which  nominee  or
                                        nominees the Interim Sales Agreement will be offered; or

                                   2. if there is no valid nominee, then to the spouse of such owner together with any remaining persons named in Paragraph II (A) or (B) provided that managerial authority for the operation of the dealership will continue to be vested in the persons theretofore named in Paragraph II (C), if any, or in the absence of such persons, in other persons mutually agreeable to such spouse and Distributor.

                              B. Distributor will, within thirty (30) days after it first learned of such death or incapacity, offer to a nominated successor under Clause 35 (A)
                              (1) or to the spouse  referred to in Clause 35 (A)
                              (2) the one year Interim Sales Agreement for Company Products provided that:

                                        a. Dealer within thirty (30) days of the occurrence of such death or incapacity will have given notice to Distributor of such an occurrence, and

                                        b. in the event that the person to whom an Interim Sales Agreement is offered does not accept the same within thirty
                                        (30) days the offer will automatically expire.

                              C. The aforementioned Interim Sales Agreement will be the same as Distributor's then standard Sales Agreement for Company Products, except that its duration will be limited to one (1) year, and shall not be subject to renewal. Distributor may, in its discretion, extend the term of any Interim Sales Agreement to facilitate the purchase by others of the former owner's interest in the dealer ship. At the end of any Interim Sales Agreement, Distributor will offer its then standard form of Company Products Sales Agreement to the persons named in Paragraph II (A) of the Interim Sales Agreement, provided that said persons then possess the requisites of an authorized dealer.


PARAGRAPH V                   A. This  Agreement in its entirety,  consisting of
                              14  pages,   has  been  read  and   agreed  to  by
                              Distributor and Dealer.  Notwithstanding  anything
                              to   the   contrary'    hereinabove   set   forth,
                              Distributor  has the  right to amend,  modify,  or
                              change  its  standard  Dealer  Sales   Agreements,
                              including  this  Agreement,   as  necessitated  by
                              legislation or governmental regulation materially affecting the relationship between Distributor and Dealer existing on the date hereof.

                              B. This Agreement will not be binding unless it bears the signatures of an Executive Officer of Distributor and of a person named in Paragraph II
                              (A) hereof on behalf of Dealer.

                              IN WITNESS WHEREOF the parties hereto have duly executed this Agreement in triplicate as of the day and year first written.


Volvo Cars of North America, Inc.           Dealer
By /s/ William J Hoover                     By /s/ Richard S. Dyer, Jr.
   -----------------------------               ----------------------------
                William J Hoover                       Richard S. Dyer, Jr.
Title  Senior Vice President                Title  President
      --------------------------                  -------------------------


14